ABERDEEN FUNDS: SUMMARY PROSPECTUS

FEBRUARY 28, 2011, AS AMENDED

Aberdeen International Equity
Institutional Fund

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literatureinstitutional. You can also get this information at no cost by e-mailing a request to openend.funds.us@aberdeen-asset.com, calling 888-380-7919 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 28, 2011, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2010, are incorporated by reference into this summary prospectus.

Fund Tickers

Institutional Class: WPIEX	Institutional Service Class: AIESX

Objective

The Aberdeen International Equity Institutional Fund (the "International Equity Institutional Fund" or the "Fund") seeks long-term capital appreciation by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including emerging countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Institutional Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.30%	0.33%
Total Annual Fund Operating Expenses	1.10%	1.13%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.10%	1.13%

1  The "Annual Fund Operating Expenses" are annualized expenses based on the Funds most recent fiscal year.

2  The Fund is a series of Aberdeen Funds (the "Trust") and is advised by Aberdeen Asset Management Inc. (the "Adviser"). The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.95% for all Classes of the Fund at least through December 1, 2011. Effective December 2, 2011, the contract will limit operating expenses to 1.10% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the International Equity Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$112	$350	$606	$1,340
Institutional Service Class shares	$115	$359	$622	$1,375

ABERDEEN FUNDS: SUMMARY PROSPECTUS

FEBRUARY 28, 2011, AS AMENDED

Aberdeen International Equity Institutional Fund

Portfolio Turnover

The International Equity Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2.10% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Institutional Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the U.S. Some of these countries may be considered to be emerging market countries. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the International Equity Institutional Fund.

The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The International Equity Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk – a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk – the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The returns presented for the International Equity Institutional Fund reflect the performance of the Predecessor Fund. The International Equity Institutional Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the International Equity Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Institutional Class adopted the performance of Class Y of the Predecessor Fund and Institutional Service Class adopted the performance of Class A shares of the Predecessor Fund.

The bar chart and table below can help you evaluate potential risks of the International Equity Institutional Fund. The bar chart shows how the Fund's annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 888-380-7919.

Annual Total Returns – Institutional Class Shares
(Years Ended December 31)

Best Quarter: 28.54% – 2nd quarter 2009
Worst Quarter: -24.39% – 4th quarter 2008

After-tax returns are shown in the following table for Institutional Class shares only and will vary for Institutional Service Class shares. After-tax returns are calculated using the historical highest individual

ABERDEEN FUNDS: SUMMARY PROSPECTUS

FEBRUARY 28, 2011, AS AMENDED

Aberdeen International Equity Institutional Fund

federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years
Institutional Class shares – Before Taxes	7.93%	3.57%	1.66%
Institutional Class shares – After Taxes on Distributions	7.46%	2.19%	0.96%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	5.13%	2.62%	1.19%
Institutional Service Class shares – Before Taxes	7.83%	3.39%	1.38%
MSCI All Country World ex U.S. Index (reflects no deduction for fees, expenses or taxes)	11.60%	5.29%	5.97%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the International Equity Institutional Fund's investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited ("AAMAL") and Aberdeen Asset Management Investment Services Limited ("AAMISL") as subadvisers to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Stephen Docherty	Head of Global Equities	1994

Bruce Stout	Senior Investment Manager	1987

Andrew McMenigall	Senior Investment Manager	1997

Jamie Cumming, CFA®	Senior Investment Manager	2001

Samantha Fitzpatrick, CFA®	Senior Investment Manager	1998

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Institutional Class Shares
To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Institutional Service Class Shares
To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line. If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

ABERDEEN FUNDS: SUMMARY PROSPECTUS

FEBRUARY 28, 2011, AS AMENDED

Aberdeen International Equity Institutional Fund

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